     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 1997
                                                     REGISTRATION NO.    -
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------


                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                 ------------

                              PIERCE LEAHY CORP.
            (exact name of registrant as specified in its charter)

      PENNSYLVANIA                   4226                    23-2588479
     (State or other     (Primary Standard Industrial     (I.R.S. Employer
     jurisdiction of      Classification Code Number)    Identification No.)
    incorporation or
      organization)

                                631 PARK AVENUE
                      KING OF PRUSSIA, PENNSYLVANIA 19406
                                (610) 992-8200
  (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

                              DOUGLAS B. HUNTLEY
                            CHIEF FINANCIAL OFFICER
                                631 PARK AVENUE
                      KING OF PRUSSIA, PENNSYLVANIA 19406
                                (610) 992-8200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:
      RICHARD J. BUSIS, ESQUIRE                 JOSEPH A. COCO, ESQUIRE
         COZEN AND O'CONNOR             SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
         1900 MARKET STREET                         919 THIRD AVENUE
  PHILADELPHIA, PENNSYLVANIA 19103              NEW YORK, NEW YORK 10022

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-23119

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

================================================================================
                                            PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES          AGGREGATE OFFERING    AMOUNT OF
   TO BE REGISTERED                              PRICE        REGISTRATION FEE
------------------------------------------------------------------------------
9 1/8% Senior Subordinated Notes due
 2007....................................     $20,000,000          $6,061
================================================================================

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1, FILE NO. 333-23119

  Pierce Leahy Corp. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-23119) declared effective on June 30, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                    PART II

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 (a) Exhibits

 EXHIBIT
   NO.                                  EXHIBIT
 -------                                -------
   5     Opinion of Cozen and O'Connor (incorporated by reference to Exhibit 5 to the Company's Registration Statement on Form S-1, File No. 333-
         23119)
  23.1   Consent of Cozen and O'Connor (included in Exhibit 5)
  23.2*  Consent of Arthur Andersen LLP
  23.3*  Consent of Deloitte & Touche LLP
  23.4*  Consent of Deloitte & Touche LLP
  24     Powers of Attorney (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 333-23119)

--------
 * Filed herewith.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN KING OF PRUSSIA, PENNSYLVANIA, ON JUNE 30, 1997.

                                         Pierce Leahy Corp.


                                         By:       /s/ J. Peter Pierce
                                             ----------------------------------
                                                     J. PETER PIERCE,
                                               PRESIDENT AND CHIEF EXECUTIVE
                                                         OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                       TITLE                 DATE
             ---------                       -----                 ----

                 *                    Chairman of the         June 30, 1997
------------------------------------   Board of Directors
         LEO W. PIERCE, SR.

        /s/ J. Peter Pierce           President, Chief        June 30, 1997
------------------------------------   Executive Officer
          J. PETER PIERCE              and Director
                                       (Principal
                                       Executive Officer)

       /s/ Douglas B. Huntley         Vice President,         June 30, 1997
------------------------------------   Chief Financial
         DOUGLAS B. HUNTLEY            Officer and
                                       Director
                                       (Principal
                                       Financial and
                                       Accounting
                                       Officer)

                 *                    Director                June 30, 1997
------------------------------------
         LEO W. PIERCE, JR.

                 *                    Director                June 30, 1997
------------------------------------
         MICHAEL J. PIERCE

                 *                    Director                June 30, 1997
------------------------------------
          ALAN B. CAMPELL

                 *                    Director                June 30, 1997
------------------------------------
         DELBERT S. CONNER


*By:     /s/ J. Peter Pierce
     -------------------------------
          J. PETER PIERCE


*By:     /s/ Douglas B. Huntley
     -------------------------------
         DOUGLAS B. HUNTLEY
     Attorneys-in-fact

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                  EXHIBIT
 -------                                -------
   5     Opinion of Cozen and O'Connor (incorporated by reference to Exhibit 5 to the Company's Registration Statement on Form S-1, File No. 333-
         23119)
  23.1   Consent of Cozen and O'Connor (included in Exhibit 5)
  23.2*  Consent of Arthur Andersen LLP
  23.3*  Consent of Deloitte & Touche LLP
  23.4*  Consent of Deloitte & Touche LLP
  24     Powers of Attorney (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 333-23119)

--------
* Filed herewith.